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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 19, 1997
                                               --------------------------------


                              Westminster Capital, Inc.
                       (Formerly FarWest Financial Corporation)
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                  (Exact name of registrant as specified in charter)


Delaware                          1-4923                   95-2157201
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(State or other jurisdiction    (Commission file         (IRS employer
    of incorporation)             number)              identification no.)


9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California       90212
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (310) 278-1930
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    The Registrant has engaged Deloitte & Touche, L.L.P. ("Deloitte") as the independent accountant for the Registrant effective August 19, 1997.








ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (a)  Financial Statements.  None


    (b)  Pro Forma Financial Information.  None


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                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Westminster Capital, Inc.


Date:  August 19, 1997       /s/ Keenan Behrle
                             -------------------------------------
                             Keenan Behrle
                             Executive Vice President


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